UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):      August 1, 2000



                                  AppNet, Inc.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                   000-26263                 52-2077860
  --------------------       ---------------------      --------------------
    (State or other             (Commission File            (IRS Employer
    jurisdiction of                 Number)              Identification No.)
     incorporation)


                            6707 Democracy Boulevard
                               Bethesda, MD 20817
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (301) 493-8900
                       ----------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events.

          On July 24, 2000, AppNet, Inc. issued a press release announcing its financial and operating results for the second quarter of 2000 and the year to date. Selected portions of such press release are filed as Exhibit 99.1 and are incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.

          (c)   Exhibits.

                Exhibit Number         Description
                --------------         -----------

                     99.1 Selected portions of AppNet, Inc. Press Release dated July 24, 2000

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         APPNET, INC.



Date:  August 1, 2000                    By: /s/ Sherry L. Rhodes
                                            ------------------------------------
                                             Sherry L. Rhodes
                                             Vice President, General Counsel
                                               and Secretary

                                  AppNet, Inc.

                          Form 8-K dated August 1, 2000


                                INDEX TO EXHIBITS

Exhibit Number                                Description
--------------                                -----------

    99.1                   Selected portions of AppNet, Inc. Press Release dated
                           July 24, 2000